UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 10, 2004


                           Commission File No. 0-11178
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                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                UTAH                                   87-0342734
   -------------------------------                ------------------
   (State or other jurisdiction of                (I.R.S. Employer
   incorporation or organization)                 Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
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


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                              ITEM 5. OTHER EVENTS

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On August 10, 2004, Utah Medical Products, Inc. issued a press release announcing its response to a Food and Drug Administration Complaint. A copy of the press release is attached hereto as Exhibit 99.1

Consistent with UTMD's long-standing practice of repurchasing its own stock when it believes it is undervalued, the Company also announces that it has been buying and may continue to repurchase its shares in open market transactions.


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                                   SIGNATURES

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  Pursuant to the requirements of the Securities Exchanges Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                UTAH MEDICAL PRODUCTS, INC.
                                                ---------------------------
                                                REGISTRANT


Date:        8/10/2004                          By:   /s/ Kevin L.Cornwell
      ---------------------                          ---------------------
                                                     Kevin L. Cornwell
                                                     CEO




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                                  EXHIBIT INDEX


Index
Number                   Description
------                   -----------

99.1 Press release issued August 10, 2004: UTMD Responds to Notice of FDA Complaint.